As filed with the U.S. Securities and

Exchange Commission on April 15, 2024

File Nos. 2-79722 and 811-3578

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 56	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 68	☒

AQUILA FUNDS TRUST*

(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of Principal Executive Offices)

(212) 697-6666

(Registrant's Telephone Number)

Diana P. Herrmann

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	On (May 1, 2024) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
☐	This post-effective amendment designates a new effective date for a previous post-effective amendment.

*   This filing relates to Aquila High Income Fund and Aquila Opportunity Growth Fund, each a series of the Registrant.

prospectus

MAY 1, 2024

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila High Income Fund	ATPAX	ATPCX	ATPFX	ATIPX	ATPYX
Aquila Opportunity Growth Fund	ATGAX	ATGCX	ATGFX	ATRIX	ATGYX

To make shareholder account inquiries,
call Aquila Group of Funds at: 800-437-1000 (financial professionals, please call: 800-437-1020)
or you can write to:
Aquila Group of Funds
P.O. Box 534428
Pittsburgh, PA 15253-4428
www.aquilafunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

T a b l e o f C o n t e n t s

AQUILA HIGH INCOME FUND

Fund Summary

Investment Objectives

The Fund’s objective is to obtain high current income.

Capital appreciation is a secondary objective when consistent with its primary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 31 of the Fund’s Prospectus, “Sales Charges - Class A Shares” on page 33 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 50 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 53 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.20%	1.00%	None	0.40%	None
Other Expenses (2)	0.57%	0.56%	0.52%	0.44%	0.57%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses (2)	1.43%	2.22%	1.18%	1.50%	1.23%
Total Fee Waivers (3)	-0.22%	-0.22%	-0.22%	-0.22%	-0.22%
Total Annual Fund Operating Expenses After Fee Waivers Plus Acquired Fund Fees and Expenses (3)	1.21%	2.00%	0.96%	1.28%	1.01%

(1)	Shareholders who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within 18 months of purchase.
(2)	Restated to reflect current expenses.
(3)	The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses (other than portfolio transaction and other investment related costs, prime broker fees and expenses, interest expense, dividend expenses related to short sales if any, and acquired fund fees and expenses) so that total Fund expenses will not exceed 1.20% for Class A Shares, 1.99% for Class C Shares, 0.95% for Class F Shares, 1.27% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until April 30, 2025. Prior to April 30, 2025, the arrangement may not be terminated without the approval of the Board of Trustees. If total annual Fund operating expenses of any class in a fiscal year are less than the respective expense caps described above, as well as below the expense cap which was in place at the time of such reimbursed expenses or waived fees, the Manager may recover the difference between the total annual Fund operating expenses of the class and the respective expense cap, up to, but not more than, the amount, if any, by which reimbursed expenses and waived fees over the preceding rolling three year period have not been paid by the Fund to the Manager.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for year one (which considers the effect of the expense limitation). Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A Shares	$518	$814	$1,130	$2,026
Class C Shares	$303	$673	$1,170	$2,154
Class F Shares	$98	$353	$628	$1,412
Class I Shares	$130	$453	$798	$1,772
Class Y Shares	$103	$369	$655	$1,469

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$203	$673	$1,170	$2,154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.”

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2023 was 4.85 years.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, Aquila Investment Management LLC (the “Manager”) applies a “bottom up” approach in choosing investments. The Manager considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. The Manager also employs a relative value analysis and fundamental credit research on potential investments in an effort to identify companies with attractive characteristics such as improving balance sheets, improving cash flow or interest coverage, improving earnings, hidden or unappreciated value, management quality, and/or strong business models.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may also invest in subordinated securities and may hold cash or other short-term investments.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly

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large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

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Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Manager.

Valuation Risk. Nearly all of the Fund’s investments are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

Until September 30, 2021, Three Peaks Capital Management, LLC served as the sub-adviser of the Fund, and the Fund was known as “Aquila Three Peaks High Income Fund.” Effective October 1, 2021, the Manager became directly responsible for portfolio management decisions for the Fund.

ANNUAL TOTAL RETURNS – As of December 31
Class Y Shares – 2014-2023

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.03% (quarter ended December 31, 2023) and the lowest return for a quarter was –7.02% (quarter ended June 30, 2022).

Annual Total Returns for the Periods Ended December 31, 2023

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	4.52%	3.39%	3.19%
Class C	7.08%	3.42%	2.79%
Class I	8.87%	4.14%	3.51%
Class Y	9.29%	4.46%	3.82%
Class Y Returns After Taxes:
On Distributions	7.20%	2.63%	1.93%
On Distributions and Redemption	5.44%	2.63%	2.08%
Bloomberg US Corporate High Yield Total Return Index Value Unhedged*	13.44%	5.37%	4.60%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith..

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After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser - Aquila Investment Management LLC

Portfolio Managers - Mr. David Schiffman is the Lead Portfolio Manager of the Fund since October 2021. He has 33 years of experience in the investment industry. Mr. Pedro Marcal, Director of Equities and High Yield at the Manager, is Co-Portfolio Manager of the Fund since October 2021. He has 30 years of experience in the investment industry.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business.

Shareholders that hold an Aquila Group of Funds account directly with the Funds may purchase, redeem and exchange shares of a Fund with the Fund’s transfer and shareholder servicing agent through an online investor portal, which can be accessed via the Funds’ website at aquilafunds.com/myaccount.

Shareholders may also purchase, redeem and exchange shares of a Fund in writing, by telephone or through a financial intermediary.

Shareholders may contact the Fund in writing or by telephone as follows:

•	U.S. Postal Service Mail: Aquila Group of Funds, P.O. Box 534428, Pittsburgh, PA 15253-4428
•	Overnight Carrier Deliveries: Aquila Group of Funds, Attention 534428, 500 Ross Street, 154-0520, Pittsburgh, PA 15262
•	The Fund’s telephone number is 800-437-1000

The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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AQUILA OPPORTUNITY GROWTH FUND

Fund Summary

Investment Objective

The Fund’s objective is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 31 of the Fund’s Prospectus, “Sales Charges - Class A Shares” on page 33 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 50 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 53 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	0.40%	None
Other Expenses	0.56%	0.55%	0.49%	0.42%	0.56%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	2.45%	1.39%	1.72%	1.46%

(1)	Shareholders who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within 18 months of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$596	$956	$1,339	$2,410
Class C Shares	$348	$764	$1,306	$2,460
Class F Shares	$142	$440	$761	$1,669
Class I Shares	$175	$542	$933	$2,030
Class Y Shares	$149	$462	$797	$1,746

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$248	$764	$1,306	$2,460

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. issuers. The Fund invests, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the Fund’s 70% policy.

The Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company's environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value; management quality; and a strong business model. The Fund invests in equity securities that can be characterized as “growth” or “value,” as both kinds of companies may have characteristics that make the investment attractive. The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Companies favored in the research process are those viewed to be fiscally responsible and demonstrating management alignment with shareholder value, qualities that have the potential to deliver benefits to investors. Mid-cap companies have typically represented a large portion of the companies identified by the research process. Although the Fund may invest in securities of companies of any market capitalization, the Fund typically invests a substantial portion of its assets in the securities of mid-cap companies.

The Fund may invest up to 15% of its net assets in foreign securities.

The Fund may also hold cash or other short-term investments.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities

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or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Small and Mid-Sized Companies. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories and capital resources, may be dependent upon a limited

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management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices Aquila Investment Management LLC (the “Manager”) thinks appropriate, and offer greater potential for gain and loss. The Fund invests in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Portfolio Turnover Risk. If the Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Manager.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

From October 14, 2010 until September 30, 2021, Three Peaks Capital Management, LLC served as the sub-adviser of the Fund and the Predecessor Fund, and each of the Fund and the Predecessor Fund was known as “Aquila Three Peaks Opportunity Growth Fund.” Effective October 1, 2021, the Manager became directly responsible for portfolio management decisions for the Fund.

ANNUAL TOTAL RETURNS – As of December 31
Class Y Shares – 2014-2023

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.53% (quarter ended December 31, 2020) and the lowest return for a quarter was –25.22% (quarter ended March 31, 2020).

Annual Total Returns for the Periods Ended December 31, 2023

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	7.59%	10.02%	7.82%
Class C	10.53%	10.20%	7.53%
Class I	12.44%	11.05%	8.40%
Class Y	12.67%	11.32%	8.62%
Class Y Returns After Taxes:
On Distributions	12.67%	8.76%	6.87%
On Distributions and Redemption	7.50%	8.66%	6.71%
S&P 500 Index	26.29%	15.69%	12.03%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)
CRSP U.S. Mid Cap Index	15.98%	12.73%	9.44%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

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Management

Investment Adviser – Aquila Investment Management LLC

Portfolio Managers – Mr. Pedro Marcal, Director of Equities and High Yield at the Manager, is the Lead Portfolio Manager of the Fund since October 2021. He has 30 years of experience in the investment industry. Mr. John McPeake is Co-Portfolio Manager of the Fund since October 2021. He has approximately 26 years of experience in the investment industry.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business.

Shareholders that hold an Aquila Group of Funds account directly with the Funds may purchase, redeem and exchange shares of a Fund with the Fund’s transfer and shareholder servicing agent through an online investor portal, which can be accessed via the Funds’ website at aquilafunds.com/myaccount.

Shareholders may also purchase, redeem and exchange shares of a Fund in writing, by telephone or through a financial intermediary.

Shareholders may contact the Fund in writing or by telephone as follows:

•	U.S. Postal Service Mail: Aquila Group of Funds, P.O. Box 534428, Pittsburgh, PA 15253-4428
•	Overnight Carrier Deliveries: Aquila Group of Funds, Attention 534428, 500 Ross Street, 154-0520, Pittsburgh, PA 15262
•	The Fund’s telephone number is 800-437-1000

The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information About the Funds’
Principal Investment Strategies and Principal Risks

Additional Information About Aquila High Income Fund’s Principal Investment Strategies

Investment objectives

The Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

Investment strategy

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade.

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2023 was 4.85 years. The Manager may vary the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. Thus, the Manager may attempt to shorten the Fund’s average-weighted effective maturity when the Manager expects interest rates to rise and to lengthen it when it expects interest rates to fall.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Manager applies a “bottom up” approach in choosing investments. This means that the Manager considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. The Manager also employs relative value analysis and fundamental credit research on potential investments in an effort to identify companies with improving balance sheets, improving cash flows and/or interest coverage, improving earnings, hidden or unappreciated value, management quality and/or strong business models.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

Except for the Fund’s investment objectives, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Additional Information About Aquila Opportunity Growth Fund’s Principal Investment Strategies

Investment objective

The Fund’s investment objective is capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval. The Fund will provide at least 30 days’ notice prior to implementing any change to its investment objective.

Investment strategy

The Fund invests primarily in equity securities of U.S. issuers. The Fund pursues its investment objective by investing, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the Fund’s 70% policy.

The Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company’s environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value; management quality; and a strong business model. The Fund invests in equity securities that can be characterized as “growth” or “value,” as both kinds of companies may have characteristics that make the investment attractive. The Fund invests in a range of stock market capitalizations that could include small-cap, mid- cap, and large-cap.

Mid-cap companies have typically represented a large portion of the companies identified in the Manager’s research process. Although the Fund may invest in securities of companies of any market capitalization, the Fund typically invests a substantial portion of its assets in the securities of mid-cap companies.

The Fund may invest up to 15% of its net assets in foreign securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

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Additional Information About Each Fund’s Principal Investment Strategies

The Manager’s Investment Process

Investing Approach. The Manager follows a large universe of companies, routinely reviewing earnings reports, corporate developments, trading activity and other data. Once the Manager determines that a company merits consideration, more extensive research is conducted which may include consultation with corporate management to gain insight into trends that affect a company’s finances and growth. The Manager believes it is important to speak to management directly and information gathered from these meetings helps the Manager build financial models with the goal of providing prudent investment recommendations in both equity and debt securities of an issuer. Once potential investments viewed as highly attractive are identified, the Manager’s team seeks to gain a more complete understanding of factors guiding the company’s capital allocation decisions. Information may also be gathered from competitors, customers, and suppliers, and further qualitative analysis is conducted.

The Manager closely monitors growth in revenues, earnings before interest, taxes, depreciation, amortization, margins and net profits versus valuation multiples to gain an understanding of the value at which a company’s common stock becomes attractive.

The Manager believes that the in-depth research which it conducts on the business model, financial metrics and capital structure of a corporation is a highly effective tool for identifying investment opportunities in both corporate debt and equity.

Research Process. The Manager conducts research on a large universe of corporations, analyzing the corporate capital structure, growth opportunities, and changing industry and/or company dynamics, reaching a conclusion about the sustainability of the company’s business positioning and/or growth. The Manager develops corporate financial models, which it reviews and adjusts, and maintains communication with corporate management and industry contacts. In the case of fixed income investments, the Manager carefully reviews debt prospectuses and debt covenants as well. The Manager identifies its expected valuation level for each company’s securities and invests when expected risk-adjusted returns reach an appropriate threshold for the portfolio.

Equity Investments (For Aquila Opportunity Growth Fund). The Manager believes that markets are inefficient, that opportunities exist to find stocks that will outperform the market over time, and that these opportunities are most likely to exist in companies experiencing positive changes in their businesses. The Manager looks to identify changes occurring at the sector, industry, and company level due to innovation, changes in regulation or other factors such as supply and demand imbalances. The Manager seeks to identify companies benefiting from these changes and conducts extensive research on the sustainability of the growth based on factors in the companies’ business models such as dominant market share, pricing power, unique access to natural resources, product cycles and more. Once the Manager identifies a company that it believes has a strong business model, the Manager considers the price of the investment and the value likely to be realized by investors based on market expectations and relative valuation.

The Manager’s analysts typically focus on analyzing revenue streams and growth potential, conducting detailed analysis of cash flow, free cash flow, margins, and profits. The Manager’s analytical process also strives to find improving balance sheets that in turn provide opportunity for future growth and profitability.

Fixed Income Securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and Floating Rate Securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Corporate Debt. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term

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and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

High-Yield/High-Risk Bonds. A high-yield/high-risk bond (also called a “junk bond”) is a bond rated below investment grade by major rating agencies (e.g., BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s) or an unrated bond of similar quality. It presents greater risk of default (failure to make timely interest and principal payments) than higher quality bonds.

Zero coupon, pay-in-kind and deferred interest securities. Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The Fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid Fund-level income and excise taxes, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The Fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the Fund’s net asset value per share, in accordance with the Fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions. The Fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The Fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.

Average-Weighted Effective Maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity weighted according to the percentage of net assets that it represents.

Duration. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Unlike maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of the Fund is calculated by averaging the duration of bonds held by the Fund, with each duration weighted according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity.

Equity securities

Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights. Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same

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market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Preferred stock. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return.

Convertible securities. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Derivative Instruments

Each Fund may, but is not required to, use derivative instruments, such as futures, options, swaps and warrants, for a variety of purposes, including to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. However, a Fund’s performance could be worse than if the Fund had not used such instruments if the Manager’s judgment proves incorrect.

Using derivatives, especially for non-hedging purposes, may involve greater risks to a Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Fund. Certain derivative transactions may have a leveraging effect on a Fund.

A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

General Portfolio Policies

Except for a Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in the policies in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain restricted securities may be determined to be liquid pursuant to the Funds’ liquidity risk management program, and will not be counted toward this 15% limit.

Special Situations

Each Fund may invest in special situations. A special situation arises when, in the opinion of the Manager, the securities of a particular issuer are likely to appreciate in market value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur, is delayed or does not elicit the expected market response.

Portfolio Turnover

Each Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Each Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund’s investments and the investment style of the Manager. Changes are made in a Fund’s portfolio whenever the Manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in increased recognition of short-term capital gains, which are taxable as ordinary income when distributed to shareholders. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Manager will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor

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of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Additional Information About the Principal Risks of Investing in the Funds

Market Risk. The market prices of securities or other assets held by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), or potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in

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the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons, such as a Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. A Fund may experience a substantial or complete loss on any security or investment.

Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.

Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline. Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received and distributed by the Fund; however, the value of fixed income securities generally rises when interest rates decline. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset

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whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of a Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates. In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. Changes in actual or perceived creditworthiness may occur quickly. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

Junk Bonds Risk. Each Fund will be subject to greater levels of credit risk to the extent that the Fund holds below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Subordinated Securities Risk. Each Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Foreign Securities Risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies and markets than about U.S. companies and markets. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In addition, a Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

The risks of foreign investment are greater for investments in emerging markets. Emerging market

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countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Because each Fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in a Fund.

China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China’s central government exercises significant control over China’s economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. The effect of China’s recent relaxation of its zero-COVID policy on China’s economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Each Fund may invest in securities denominated in foreign currencies, and, as a consequence, the Fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

Liquidity Risk. Liquidity risk exists when particular investments, including securities issued in private placement transactions, are difficult to purchase or sell. Although most of the Funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil or due to adverse changes in the condition of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments. Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid

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investments. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs or to try to limit losses, the Fund may suffer a substantial loss or may not be able to sell at all. A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging Risk. If a Fund engages in derivative or other transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of a Fund’s assets. New derivatives regulations require a Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of a Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives.

Small and Mid-Sized Companies Risk. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited

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liquidity, be harder to value or to sell at the times and prices the Manager thinks appropriate, and offer greater potential for gain and loss. The Fund invests in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value. A decrease in credit quality of a highly leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Highly leveraged companies can have limited access to additional capital.

Undervalued Security Risk. The market price of an undervalued security may not increase as expected or may decrease if the developments that the Manager believes will cause the security’s price to increase do not occur or investor perceptions about the security do not improve. Value stocks may fall out of favor with investors and underperform the overall equity market.

Risks of Zero Coupon and Pay-In-Kind Securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. Pay-in-kind securities are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. The higher interest rates of pay-in-kind securities reflect the payment deferral and increased credit risk associated with these instruments, and pay-in-kind instruments generally represent a significantly higher credit risk than coupon bonds. Zero coupon and pay-in-kind securities are more likely to respond to changes in interest rates than other securities that have similar maturities and credit quality. If the issuer defaults, the Fund may obtain no return at all on its investment. In addition, although a Fund receives no periodic cash payments on zero coupon and pay-in-kind securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the Fund’s reserve position and require the Fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

Risk of Investment in Other Funds. Investing in other investment companies, including exchange-traded funds (“ETFs”), subjects a Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, a Fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s net asset value.

Portfolio Turnover Risk. If a Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Manager.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Nearly all of Aquila High Income Fund’s investments are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair-valued securities or if a different valuation methodology had been used. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its net asset value. The ability to value a Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager, redemptions by these shareholders may further increase

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the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of a Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding a Fund or their investment in a Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to a Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Fund’s ability to plan for or respond to a cyber attack.

Market Segment Risk. To the extent a Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a Fund without the same focus.

Industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of domestic and international economies, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The energy sector is cyclical and highly dependent on commodity prices, which can change rapidly. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, energy conservation efforts, environmental policies, depletion of resources, concerns about global warming trends, interest rate sensitivity, world events and economic conditions likewise will affect the performance of companies in these industries. Companies in the energy infrastructure sector may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations, increases or decreases in the cost of medical products, services and patient care, shortages of skilled personnel and increased personnel costs, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, litigation, liability for environmental damage and product liability claims, trading and tariff arrangements, trade disruptions, commodity prices and availability, exchange rates and worldwide competition. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

Capital Gain Risk. As of the date of this Prospectus a portion of Aquila Opportunity Growth Fund’s net asset value may be attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be

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required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Fund.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk. Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Funds’ website.

Fund Management

How are the Funds managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY 10036, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

Aquila High Income Fund

During the fiscal year ended December 31, 2023, the Fund accrued a management fee to the Manager at the annual rate of 0.65 of 1% of its average annual net assets. After waivers, the Fund paid management fees at the annual rate of 0.43 of 1% of its average annual net assets for the fiscal year ended December 31, 2023.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the annual report to shareholders for the period ended December 31, 2023.

Aquila Opportunity Growth Fund

During the fiscal year ended December 31, 2023 the Fund accrued management fees at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, 0.85 of 1% of such assets above $100 million up to $250 million and 0.80 of 1% on assets above $250 million. The Fund paid management fees at the annual rate of 0.89 of 1% of its average annual net assets for the fiscal year ended December 31, 2023.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the annual report to shareholders for the period ended December 31, 2023.

Information about the Manager

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds. As of December 31, 2023, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, Aquila High Income Fund and Aquila Opportunity Growth Fund, with aggregate assets of approximately $2.087 billion, of which approximately $1.875 billion consisted of assets of the tax-free municipal bond funds, $94 million in Aquila High Income Fund and $118 million in Aquila Opportunity Growth Fund. AMC’s address is the same as that of the Manager. AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family. Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

Aquila High Income Fund: Mr. David Schiffman is the Lead Portfolio Manager of the Fund since October 2021. Mr. Pedro Marcal is the Co-Portfolio Manager of the Fund since October 2021.

Aquila Opportunity Growth Fund: Mr. Pedro Marcal is the Lead Portfolio Manager of the Fund since October 2021. Mr. John McPeake is the Co-Portfolio Manager of the Fund since October 2021.

Mr. Marcal is Director of Equities and High Yield and a Portfolio Manager at the Manager since September 2021. Mr. Marcal was Founder and Owner of Maccabee, LLC from September 2012 to September 2021. Mr. Marcal was a Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. from 2018 to 2019, where he managed Foresters’ global equities mutual fund and co-managed its U.S. equity analyst and

24 | Aquila Funds Trust

trading teams. Previously, Mr. Marcal was a mutual fund global and international portfolio manager at Fred Alger Management, Inc. from 2013 to 2018, where he managed international equity funds, and a portfolio manager at Allianz Global Investors from 1994 to 2012, where he managed global and international mutual funds. Mr. Marcal has a Bachelor of Arts in economics from University of California, San Diego and an MBA from University of California at Los Angeles Anderson School of Business.

Mr. Schiffman is a Portfolio Manager at the Manager since September 2021. Mr. Schiffman was Chief Investment Officer and Senior Portfolio Manager of The Terra Group from 2020 to September 2021. Mr. Schiffman was Director of Insurance Investing at Foresters Investment Management Co. from 2017 to 2019, where he was responsible for the management and credit research of all investment-grade and high-yield fixed income, insurance-related assets. Previously, Mr. Schiffman was a senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management from 2011 to 2017, a risk manager and senior compliance officer at UBS International from 2005 to 2011, a director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ from 2000 to 2005, and a portfolio manager at GRE Insurance Group from 1996 to 1999. Mr. Schiffman is a graduate of the State University of New York at Binghamton where he earned a Bachelor of Arts degree in Economics, as well as an MBA in Finance. Mr. Schiffman is a member of the Fixed Income Analysts Society and the Bond Club of New York.

Mr. McPeake is a Portfolio Manager at the Manager since September 2021. Mr. McPeake was a senior analyst at Rosenblatt Securities from March 2021 to September 2021, a technology, media and telecom analyst at 7Park Data from January 2020 to March 2021, a global technology analyst at Foresters Investment Management Co. from July 2018 to October 2019, a global technology portfolio manager at Devi Asset Management from April 2015 to July 2018, and a global senior technology analyst at Fred Alger Management from December 2007 to January 2015. Mr. McPeake has a BA in Geology from Hamilton College and an MBA in Finance from New York University, Stern School of Business.

The Funds are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Funds’ Board of Trustees, Manager and other service providers are not fiduciaries under ERISA. Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each of the Funds.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Fixed-income securities and certain derivative instruments generally are fair valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuations. Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value. The Manager has been designated as each Fund’s Valuation Designee, with responsibility for fair valuation subject to oversight by the Trust’s Board of Trustees.

The Manager also monitors information it routinely receives for significant events it believes will affect prices of portfolio instruments held by the Fund. Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager, as each Fund’s Valuation Designee, will use its best judgment to determine a fair value for that portfolio instrument.

The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement. Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities traded in non-U.S.

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markets, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.

Class F Shares, Class I Shares and Class Y Shares are available only to investors who are investing through a financial intermediary. Not all financial intermediaries make Class F Shares, Class I Shares and Class Y Shares available to their clients.

A Fund and Aquila Distributors LLC, each Fund’s Distributor (the “Distributor”) may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.
•	Subsequently, any amount you specify of $50 or more.
•	You are not permitted to maintain both an Automatic Investment Program and a Systematic Withdrawal Plan simultaneously.

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•	Online, at aquilafunds.com/myaccount;
•	through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or
•	by mailing payment to Aquila Group of Funds.

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, F, I and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

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Opening a Class A or Class C Share Account

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Complete a New Account Application, which is available on aquilafunds.com/myaccount.

•         Send your check and completed New Account Application to one of the following addresses:

U.S. Postal Service Mail:

Aquila Group of Funds

P.O. Box 534428

Pittsburgh, PA 15253-4428

Overnight Carrier Deliveries:

Aquila Group of Funds

Attention: 534428

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Please note that there may be a delay in receipt by the Funds’ Transfer Agent of applications submitted by U.S. Postal Service mail to a post office address.

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account

Online

•         Shareholders that hold an Aquila Group of Funds account directly with the Funds may purchase additional shares of a Fund with the Fund’s transfer and shareholder servicing agent through an online investor portal, which can be accessed via the Funds’ website at aquilafunds.com/myaccount.

By Wire

•         Telephone Aquila Group of Funds (toll-free) at 800-437-1000 and advise us that you would like to purchase shares of a Fund by wire transfer. We will provide appropriate instructions at that time. Your wire must be received no later than 11:00 a.m. Eastern time on the business day after the Fund receives your request to purchase shares. If your wire is not received by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank. Wire transfers may be restricted on holidays and at certain other times.

By Check

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

•         Send your check and account information to one of the following addresses:

U.S. Postal Service Mail:

Aquila Group of Funds

P.O. Box 534428

Pittsburgh, PA 15253-4428

Overnight Carrier Deliveries:

Aquila Group of Funds

Attention: 534428

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Please note that there may be a delay in receipt by the Funds’ Transfer Agent of purchase orders submitted by U.S. Postal Service mail to a post office address.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

An investor may also open a Class A or Class C Share account or make additional investments in Class A or Class C Shares through a financial intermediary.

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Opening or Adding to a Class F, Class I or Class Y Share Account

An investor may open a Class F, Class I or Class Y Share account or make additional investments in Class F, Class I or Class Y Shares only through a financial intermediary.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through a financial intermediary, you generally may buy and sell shares and complete other transactions only through your financial intermediary account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House (“ACH”). You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your Financial Institution account.
•	Telephone Investment: You can make single investments of up to $200,000 by telephone.

Before you can transfer funds electronically, we must have your banking instructions on file. For more information on how to add banking instructions to your account, please visit www.aquilafunds.com or contact us at 800-437-1000. If your account is held directly with a financial intermediary firm, please consult with your investment professional if you need to make such changes.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares and Class Y Shares.

Redeeming an Investment

You may redeem some or all of your investment in a Fund by a request to Aquila Group of Funds or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and
•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

How can I redeem my Shares?

Through Your Financial Intermediary: If your Aquila Group of Funds account is held with a financial intermediary, please contact your investment professional for more information on how to redeem your shares. Please note that your financial intermediary may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The Funds reserve the right to terminate this procedure at any time. Redemption requests for Class F, Class I and Class Y Shares must be made through a financial intermediary.

If your Aquila Group of Funds account is held directly with the Funds, redemption requests may be made online, by telephone or mail, as described below.

Online. Shareholders that hold an Aquila Group of Funds account directly with the Funds may redeem shares of a Fund with the Fund’s transfer and shareholder

28 | Aquila Funds Trust

servicing agent through an online investor portal, which can be accessed via the Funds’ website at aquilafunds.com/myaccount.

By Telephone. Please call 800-437-1000 toll-free to redeem shares and make payments:

a)	to a Financial Institution account you have previously specified; or
b)	by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Whenever you contact us by telephone, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. Aquila Group of Funds, the Distributor and the Funds’ Transfer Agent are not responsible for losses resulting from unauthorized telephone transactions if reasonable procedures are followed to verify a caller’s identity. Calls may be recorded.

By Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to one of the following addresses:

•	U.S. Postal Service Mail: Aquila Group of Funds, P.O. Box 534428, Pittsburgh, PA 15253-4428
•	Overnight Carrier Deliveries: Aquila Group of Funds, Attention 534428, 500 Ross Street, 154-0520, Pittsburgh, PA 15262

The letter, signed by the registered shareholder(s), must indicate:

•	account name(s);
•	account number;
•	dollar amount or number of shares to be redeemed; and
•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund).

To have redemption proceeds sent directly to your Financial Institution account, we must have your banking instructions on file.

Please note that there may be a delay in receipt by the Funds’ Transfer Agent of redemption requests submitted by U.S. Postal Service mail to a post office address.

You may establish or change your designated Financial Institution account at any time by visiting www.aquilafunds.com or by contacting us at 800-437-1000.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees. If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Certificate Shares

The Funds no longer issue share certificates. If you hold share certificates issued previously (if for Aquila Opportunity Growth Fund, by Aquila Rocky Mountain Equity Fund) and wish to redeem those shares you should:

Mail to Aquila Group of Funds: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

What are the methods of payment of redemption proceeds?

Redemption proceeds may be sent by check, wire or transferred through ACH, as follows:

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Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account.	None.
Through a financial intermediary.	Check or wire, to your financial intermediary.	None. However, your financial intermediary may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there a Systematic Withdrawal Plan?

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Systematic Withdrawal Plan is not available for Class C, F, I or Y Shares.

General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check) for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check has been honored, or (ii) we receive satisfactory assurance that the check will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (“SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part “in kind,” that is by distribution of a Fund’s portfolio securities. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. A Fund may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. Securities you receive this way

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may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Proper Form

When you buy, exchange or redeem shares, your request must be in proper form. This means you have provided the following information, without which the request may not be processed:

•	Account name(s)
•	Account number
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In the case of a redemption, payment instructions
•	For redemptions using the Regular Redemption Method, signature(s) of the registered shareholder(s)
•	A Medallion signature guarantee. If sufficient documentation is on file, a Medallion signature guarantee is not required for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Funds. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Funds’ share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds’ share classes?

Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset
	value plus a maximum sales charge of 4% (for Aquila High Income Fund) or 4.25% (for Aquila Opportunity Growth Fund), paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees	A distribution fee of 0.20 of 1% (for Aquila High Income Fund) or 0.30 of 1% (for Aquila Opportunity Growth Fund) is imposed on the average annual net assets represented by the applicable Class A Shares.	A distribution fee of 0.75 of 1% and a service fee of 0.25 of 1% are imposed on the average net assets represented by Class C Shares for six years prior to the conversion to Class A Shares (see Other Information).
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges. Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).	Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class I Shares “Financial Intermediary Class”	Class Y Shares “Institutional Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.	None.
Distribution and/or Service Fees	None.	A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan. A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds. In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.	None.
Other Information	N/A	N/A	N/A

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What price will I pay for a Fund’s shares?

Class A Shares Offering Price	Class C, F, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge	Net asset value per share

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by Aquila Group of Funds or an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. As noted above, shares of each Fund are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;
•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;
•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

Aquila High Income Fund

I	II	III
Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Sales Charge as Approximate Percentage of Amount Invested
Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%
For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

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Aquila Opportunity Growth Fund

I	II	III
Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Sales Charge as Approximate Percentage of Amount Invested
Less than $50,000	4.25%	4.44%
$50,000 to $99,999	3.75%	3.90%
$100,000 to $249,999	3.25%	3.36%
$250,000 to $499,999	3.00%	3.09%
$500,000 to $999,999	2.00%	2.04%
For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.25% or $425 (Column II).	($10,000 x 0.0425 = $425)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $425 = $9,575.)	($10,000 - $425 = $9,575)
The sales charge as a percentage of the reduced value of your account would be 4.44% (Column III).	($425 / $9,575 = 0.044386 or 4.44%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.

Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and
(ii)	Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the 18 months after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC. The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased. The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares is set forth in the following table:

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CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During 13 to 18 Months After Purchase
$1 million and up to $2.5 million	1%	1%
Over $2.5 million and up to $5 million	0.50% of 1%	0.25% of 1%
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than 18 months.

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by a Fund when an account falls below the minimum required account size.
•	Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority. Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups. A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer. At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer. Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

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Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund’s Distributor. Financial intermediaries offering such programs may or may not charge transaction fees. As of December 31, 2023, the Distributor has entered such an agreement with Merrill Lynch, Morgan Stanley Smith Barney, and Vanguard. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information, as applicable.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge. The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below. Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchanging Shares

Generally, you can exchange shares of any class of a Fund into shares of the same class of another fund in the Aquila Group of Funds without the payment of a sales charge or any other fee.

If applicable, shares you acquire as part of an exchange will continue to be subject to any CDSC that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your CDSC.

Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.

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Before you request an exchange, consider the investment objectives and policies of the Fund for which you are exchanging shares, as described in that Fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same Fund Exchanges

Certain shareholders may be eligible to exchange their shares for shares of another class of the same Fund. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about same fund exchanges.

Frequent Trading

Each Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which prices are available on a daily basis at the time at which the Fund prices its portfolio and determines the net asset value per share. As a result, the Funds believe that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Funds recognize that the possible presence of foreign securities in a Fund’s portfolio and other circumstances, such as fluctuations in prevailing interest rates, may invite active in-and-out trading by Fund shareholders, which may, if carried out on a large scale, impose burdens on the Funds’ portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Funds. As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, the Board of Trustees of the Funds has determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above).

Quarterly Statements and Confirmations

For accounts that are held directly with the Funds, at the end of each calendar quarter we will send you an account statement reflecting year-to-date activity. A transaction confirmation will be sent to you following certain transactions that occur within your account, including purchases, redemptions and account updates such as name and address changes. Confirmations are not sent for system generated transactions (e.g., dividends, automatic investments and systematic withdrawals). Those transactions are detailed within your quarterly statement.

Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 (the “Rule”) in order to:

(i)	permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii)	permit the Manager to make payment for distribution expenses out of its own funds; and
(iii)	protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

•	0.20 of 1% of the average annual net assets represented by Class A Shares of Aquila High Income Fund;
•	0.30 of 1% of the average annual net assets represented by Class A shares of Aquila Opportunity Growth Fund;
•	0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and
•	0.25 of 1% of the average annual net assets represented by Class I Shares of each Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each Fund is currently authorized by the Trustees of such Funds).

Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your

37 | Aquila Funds Trust

investment, and they may cost you more than paying other types of sales charges. These distribution fees are in addition to any other sales charges you may pay.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Funds

In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund) to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services. This additional compensation is sometimes referred to as “revenue sharing.” For example, the Distributor and/or its related companies pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.” Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor and/or its related companies. The prospect of receiving additional compensation provides financial advisors with an incentive to favor sales of shares of a Fund over other investment options and creates a conflict of interest. To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of a Fund ask your financial advisor. For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. A Transfer on Death Registration Request Form is available on www.aquilafunds.com or through your financial intermediary. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Aquila High Income Fund

The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund’s income varies, so will the Fund’s dividends. There is no fixed dividend rate. It is expected that most of the Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income (other than any capital gains) as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

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Redeemed shares continue to earn dividends through and including the earlier of:

1.       the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or paid to a financial intermediary; or

2.       the third business day after the day the net asset value of the redeemed shares was determined.

The Fund’s present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

Aquila Opportunity Growth Fund

The Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, may consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held for one year or less, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If necessary to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions can vary because each class will bear certain class-specific charges.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application. For information on changing distribution elections on your existing account(s), please visit www.aquilafunds.com or contact us at 800-437-1000. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form. It will continue in effect until we receive written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send us written instructions as described above.

Class F, Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

Aquila High Income Fund

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). An exchange between classes of shares of the Fund normally is not taxable for federal income tax purposes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates. The Fund does not expect any distributions to qualify for the dividends-received deduction for corporate shareholders.

39 | Aquila Funds Trust

If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. In particular, you may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. You should consult your tax adviser before buying shares no matter when you are investing.

Aquila Opportunity Growth Fund

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). An exchange between classes of shares of the Fund normally is not taxable for federal income tax purposes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates. “Qualified dividend income” generally is income derived by the Fund from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends received from foreign corporations may be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at the time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. In particular, you may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.

Both Funds

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

You will receive information on the federal income tax status of Fund dividends and distributions annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide a Fund with your correct taxpayer identification number and any required certifications or if you are otherwise subject to backup withholding, you will be subject to backup withholding on your redemption proceeds, dividends, and other distributions. The backup withholding rate is currently 24%.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that distributions consist of dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). Distributions of net capital gain are generally exempt from such withholding. Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” will generally also be exempt from such withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

40 | Aquila Funds Trust

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). Because they have not yet commenced operations as of the date of this Prospectus, no information is presented for Class F Shares. This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.

41 | Aquila Funds Trust

AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.69	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.34	0.30	0.30	0.30	0.27
Net gain (loss) on securities (both realized and unrealized)	0.34	(0.77)	—	0.33	0.31
Total from investment operations	0.68	(0.47)	0.30	0.63	0.58
Less distributions:
Dividends from net investment income	(0.36)	(0.33)	(0.34)	(0.33)	(0.31)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.36)	(0.33)	(0.38)	(0.33)	(0.31)
Net asset value, end of period	$8.13	$7.81	$8.61	$8.69	$8.39
Total return (not reflecting sales charge)	8.94%	(5.49)%	3.57%	7.74%	7.16%
Ratios/supplemental data
Net assets, end of period (in thousands)	$31,807	$35,419	$39,082	$39,982	$41,876
Ratio of expenses to average net assets	1.20%	1.19%	1.18%	1.21%	1.20%
Ratio of net investment income to average net assets	4.35%	3.69%	3.51%	3.60%	3.24%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:

Ratio of expenses to average net assets	1.42%	1.40%	1.18%	1.21%	1.20%
Ratio of investment income to average net assets	4.13%	3.48%	3.51%	3.60%	3.24%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.70	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.28	0.23	0.24	0.23	0.20
Net gain (loss) on securities (both realized and unrealized)	0.34	(0.77)	(0.01)	0.34	0.31
Total from investment operations	0.62	(0.54)	0.23	0.57	0.51
Less distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.28)	(0.26)	(0.24)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.30)	(0.26)	(0.32)	(0.26)	(0.24)
Net asset value, end of period	$8.13	$7.81	$8.61	$8.70	$8.39
Total return (not reflecting CDSC)	8.08%	(6.24)%	2.62%	7.00%	6.31%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,064	$1,329	$2,970	$4,256	$4,833
Ratio of expenses to average net assets	2.00%	2.00%	1.98%	2.01%	1.99%
Ratio of net investment income to average net assets	3.54%	2.83%	2.72%	2.79%	2.44%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:

Ratio of expenses to average net assets	2.21%	2.17%	1.98%	2.01%	1.99%
Ratio of investment income to average net assets	3.32%	2.66%	2.72%	2.79%	2.44%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.80	$8.61	$8.70	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.34	0.29	0.30	0.30	0.26
Net gain (loss) on securities (both realized and unrealized)	0.33	(0.78)	(0.01)	0.34	0.31
Total from investment operations	0.67	(0.49)	0.29	0.64	0.57
Less distributions:
Dividends from net investment income	(0.35)	(0.32)	(0.34)	(0.33)	(0.30)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.35)	(0.32)	(0.38)	(0.33)	(0.30)
Net asset value, end of period	$8.12	$7.80	$8.61	$8.70	$8.39
Total return	8.87%	(5.70)%	3.37%	7.79%	7.08%
Ratios/supplemental data
Net assets, end of period (in thousands)	$631	$788	$926	$1,239	$1,174
Ratio of expenses to average net assets	1.27%	1.28%	1.25%	1.28%	1.27%
Ratio of net investment income to average net assets	4.28%	3.59%	3.42%	3.56%	3.16%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:

Ratio of expenses to average net assets	1.46%	1.46%	1.25%	1.28%	1.27%
Ratio of investment income to average net assets	4.10%	3.41%	3.42%	3.56%	3.16%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.69	$8.40	$8.13
Income (loss) from investment operations:
Net investment income(1)	0.36	0.31	0.32	0.32	0.29
Net gain (loss) on securities (both realized and unrealized)	0.35	(0.77)	—	0.32	0.30
Total from investment operations	0.71	(0.46)	0.32	0.64	0.59
Less distributions:
Dividends from net investment income	(0.38)	(0.34)	(0.36)	(0.35)	(0.32)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.38)	(0.34)	(0.40)	(0.35)	(0.32)
Net asset value, end of period	$8.14	$7.81	$8.61	$8.69	$8.40
Total return	9.29%	(5.30)%	3.77%	7.82%	7.37%
Ratios/supplemental data
Net assets, end of period (in thousands)	$61,257	$63,845	$120,120	$136,978	$123,094
Ratio of expenses to average net assets	1.00%	1.00%	0.98%	1.01%	1.00%
Ratio of net investment income to average net assets	4.56%	3.86%	3.71%	3.81%	3.44%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:

Ratio of expenses to average net assets	1.22%	1.18%	0.98%	1.01%	1.00%
Ratio of investment income to average net assets	4.34%	3.67%	3.71%	3.81%	3.44%

(1)   Per share amounts have been calculated using the daily average shares method.

45 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.22	$46.98	$51.86	$50.62	$40.84
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	(0.08)	(0.48)	(0.29)	(0.17)
Net gain (loss) on securities (both realized and unrealized)	4.47	(6.97)	10.56	3.94	14.50
Total from investment operations	4.48	(7.05)	10.08	3.65	14.33
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$40.70	$36.22	$46.98	$51.86	$50.62
Total return (not reflecting sales charge)	12.37%	(15.25)%	21.53%	7.39%	35.47%
Ratios/supplemental data
Net assets, end of period (in thousands)	$60,429	$65,619	$86,364	$76,508	$94,879
Ratio of expenses to average net assets	1.75%	1.67%	1.49%	1.54%	1.49%
Ratio of net investment income (loss) to average net assets	0.02%	(0.19)%	(0.88)%	(0.63)%	(0.35)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$22.63	$31.15	$39.10	$39.00	$32.49
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.16)	(0.27)	(0.65)	(0.47)	(0.41)
Net gain (loss) on securities (both realized and unrealized)	2.77	(4.54)	7.66	2.98	11.47
Total from investment operations	2.61	(4.81)	7.01	2.51	11.06
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$25.24	$22.63	$31.15	$39.10	$39.00
Total return (not reflecting CDSC)	11.53%	(15.81)%	20.64%	6.67%	34.51%
Ratios/supplemental data
Net assets, end of period (in thousands)	$2,512	$4,539	$14,321	$23,795	$36,697
Ratio of expenses to average net assets	2.44%	2.34%	2.19%	2.24%	2.20%
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.97)%	(1.61)%	(1.34)%	(1.05)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

47 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.84	$50.04	$54.36	$52.90	$42.49
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	(0.09)	(0.48)	(0.27)	(0.14)
Net gain (loss) on securities (both realized and unrealized)	4.81	(7.40)	11.12	4.14	15.10
Total from investment operations	4.83	(7.49)	10.64	3.87	14.96
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$43.67	$38.84	$50.04	$54.36	$52.90
Total return	12.44%	(15.19)%	21.56%	7.49%	35.57%
Ratios/supplemental data
Net assets, end of period (in thousands)	$671	$1,293	$3,049	$3,285	$4,292
Ratio of expenses to average net assets	1.67%	1.60%	1.44%	1.47%	1.43%
Ratio of net investment income (loss) to average net assets	0.06%	(0.19)%	(0.84)%	(0.55)%	(0.27)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.82	$53.42	$57.00	$55.24	$44.11
Income (loss) from investment operations:
Net investment income (loss)(1)	0.14	0.04	(0.37)	(0.17)	(0.02)
Net gain (loss) on securities (both realized and unrealized)	5.16	(7.93)	11.75	4.34	15.70
Total from investment operations	5.30	(7.89)	11.38	4.17	15.68
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$47.12	$41.82	$53.42	$57.00	$55.24
Total return	12.67%	(14.98)%	21.88%	7.71%	35.90%
Ratios/supplemental data
Net assets, end of period (in thousands)	$54,301	$59,173	$105,557	$126,001	$179,349
Ratio of expenses to average net assets	1.45%	1.36%	1.19%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets	0.32%	0.09%	(0.60)%	(0.33)%	(0.05)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

49 | Aquila Funds Trust

Broker-Defined Sales Charge Waiver Policies

The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below or for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

Merrill Lynch:

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

•	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares	purchased
•	through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•	Rights of Accumulation (ROA), as described in the

50 | Aquila Funds Trust

Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal
•	plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

51 | Aquila Funds Trust

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”):

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”):

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

52 | Aquila Funds Trust

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Aquila Group of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Aquila Group of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

53 | Aquila Funds Trust

•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•	The redemption and repurchase occur in the same account.
•	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

54 | Aquila Funds Trust

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•	Shares purchased using the proceeds of redemptions from an Aquila Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Aquila Group of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Aquila Group of Funds through Baird, over a 13-month period of time

J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•	Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

55 | Aquila Funds Trust

Class C to Class A share conversion

•	A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

56 | Aquila Funds Trust

 Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

 Manager

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

 Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

 Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Pedro V. Marcal, Vice President and Portfolio Manager

John P. McPeake, Vice President and Portfolio Manager

David M. Schiffman, Vice President and Portfolio Manager

Steven Yang, Assistant Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

 Distributor

Aquila Distributors LLC

120 West 45th Street, Suite 3600

New York, New York 10036

 Transfer and Shareholder Servicing Agent

BNY Mellon Investment Servicing (US) Inc.

118 Flanders Road

Westborough, Massachusetts 01581

 Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

 Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

 Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission. The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Funds’ website at www.aquilafunds.com.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-03578.

This Prospectus should be read and retained for future reference

AQL-AFTPRO-0524

Aquila High Income Fund
Aquila Opportunity Growth Fund
each a series of

AQUILA FUNDS TRUST

120 West 45th Street, Suite 3600
New York, NY 10036
212-697-6666

For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:

800-437-1000

The telephone number for Financial Professionals is:

800-437-1020

	Class A	Class C	Class F	Class I	Class Y
Aquila High Income Fund	ATPAX	ATPCX	ATPFX	ATIPX	ATPYX
Aquila Opportunity Growth Fund	ATGAX	ATGCX	ATGFX	ATRIX	ATGYX

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2024

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated May 1, 2024. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY 10036
212-697-6666
or
from Aquila Group of Funds’ website at www.aquilafunds.com, toll-free at
800-437-1000

Financial Statements

The financial statements and financial highlights for the Funds (File Nos. 2-79722 and 811-3578) for the fiscal year ended December 31, 2023, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on March 4, 2024 (Accession No. 0000707800-24-000002), are hereby incorporated by reference into this SAI. These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference.

The Annual Report can be obtained from Aquila Group of Funds’ website at www.aquilafunds.com or without charge by calling 800-437-1000 toll-free.

1

Fund History

Aquila Funds Trust is a Massachusetts business trust formed in 1982 and called at that time Prime Cash Fund. It operated as a money-market fund until 1996, when it ceased operations. From then until June 1, 2006, it did not offer shares to the public. On March 17, 2006, its name was changed to Aquila Three Peaks High Income Fund. Effective April 10, 2013 the Trust was renamed Aquila Funds Trust. Aquila High Income Fund and Aquila Opportunity Growth Fund (each, a “Fund”) are series of Aquila Funds Trust. Each Fund is an open-end, diversified management investment company.

Aquila High Income Fund commenced operations on June 1, 2006. Prior to October 1, 2021, the Fund was known as “Aquila Three Peaks High Income Fund.” Aquila Opportunity Growth Fund commenced operations in connection with the reorganization of the Fund with Aquila Three Peaks Opportunity Growth Fund (the “Predecessor Fund”) on October 11, 2013. Prior to October 1, 2021, the Fund was known as “Aquila Three Peaks Opportunity Growth Fund.”

Investment Objectives, Investment Strategies and Risks

The Funds’ Prospectus discusses each Fund’s investment objective and strategies. The following discussion supplements the description of each Fund’s investment strategies in their Prospectus.

Investment Objectives

Aquila High Income Fund. The investment objective of Aquila High Income Fund is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

Aquila Opportunity Growth Fund. The investment objective of Aquila Opportunity Growth Fund is capital appreciation.

Supplemental Information Regarding Principal Investment Strategies

The following provides additional information about each Fund’s principal investment strategies and risks and the securities in which the Funds may invest.

Percentage Limitations

Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

High-Yield/High-Risk Securities

Aquila High Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s Investors Service, Inc.). Aquila High Income Fund may also invest in unrated bonds of foreign and domestic issuers. Aquila Opportunity Growth Fund may invest without limit in convertible securities of any rating, including below investment grade securities, or in unrated convertible bonds. Subject to the Fund’s investment strategy to invest, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation, Aquila Opportunity Growth Fund may invest in fixed income securities, including high yield bonds, exchange traded funds that invest primarily in fixed income securities, zero coupon bonds or pay-in-kind (“PIK”) bonds.

2

Lower rated bonds generally experience greater volatility than investment grade bonds, and involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.

Convertible Securities

Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

Aquila Opportunity Growth Fund may also invest in warrants. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.

3

Shares of Investment Companies

Each Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder.

Investment companies may include index-based investments such as exchange traded funds (“ETFs”), specifically those which hold substantially all of their assets in securities representing a specific index. Accordingly, the main risk of investing in such index-based investments is the same as investing in a portfolio of securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based ETFs will fluctuate both in accordance with changes in the market value of their underlying portfolio securities and due to supply and demand for the index-based instruments themselves on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Each Fund may also invest in shares of money-market funds to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. Each Fund may also invest in other types of investment companies from time to time for other portfolio management purposes under applicable law.

Over-the-Counter Market

Aquila Opportunity Growth Fund is permitted to invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund would invest may not be as great as that of other securities and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings (“IPOs”)

Aquila Opportunity Growth Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, Aquila Investment Management LLC (the “Manager”) could determine to hold IPO shares for a very short period of time. This could increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares after a very short period of time, the Fund may recognize short-term capital gains, which would be taxable as ordinary income when distributed to shareholders. In addition, the market for IPO shares may be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

4

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Within the parameters of its specific investment policies, Aquila High Income Fund may invest without limit in foreign securities. Aquila Opportunity Growth Fund is permitted to invest up to 15% of its net assets in foreign securities. Each Fund considers foreign securities to include securities of an issuer that is organized in and that has its principal office in a non-U.S. country.  Each Fund also considers foreign securities to include securities issued by foreign governmental issuers. Each Fund may invest in foreign securities either indirectly (e.g., through depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund’s performance may depend on issues other than the performance of a particular company. These issues include:

Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security has increased in value in its home currency. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Political, Economic and Social Risks. Foreign investments may be subject to heightened political, economic and social risks, particularly in emerging markets, resulting from, among other things, relatively unstable governments, authoritarian governments or military involvement in political and economic decision making, immature economic structures, national policies restricting investments by foreigners, different legal systems, economies based on only a few industries, popular unrest associated with demands for improved economic, political and social conditions, internal insurgencies, hostile relations with neighboring countries, and ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund’s assets from that country. Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have

5

exposure to those countries.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and other European economies but also the broader global economy could be significant. Moreover, other countries may also seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks Related to Invasion of Ukraine by Russia. Russia's military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia's military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the

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sanctioned country's credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments, and the value of such investments held by the Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund's portfolio. The extent and duration of Russia's military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund's performance and the value of an investment in the Fund even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Risks Related to Investments in the Greater China Region. Markets in China and other Asian countries are relatively new and undeveloped. In particular, China's economic health is largely dependent upon exports, and may be dependent on the economies of other Asian countries. China's growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs, which could adversely affect export-dependent sectors, China’s economy generally, and China's currency. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments designated as related to the Chinese military. These or other restrictions may adversely affect the value of Chinese companies, result in forced selling of securities of Chinese companies, or make such investments illiquid, and cause a Fund to incur substantial losses. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be materially adversely affected by changes in government policies, which can occur without prior notice. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability.

The Chinese economy could be adversely affected by, among other things, supply chain disruptions. The effect of China's recent relaxation of its zero-COVID policy on China's economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

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When-Issued and Delayed Delivery Obligations

Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on a when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

Aquila High Income Fund may invest without limit in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon, step coupon and PIK securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon, step coupon and PIK bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds, step coupon bonds or PIK bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Real Estate Investment Trusts

Aquila Opportunity Growth Fund may invest in liquid securities issued by equity real estate investment trusts, which own real estate properties, and mortgage real estate investment trusts, which

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make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for generally favorable tax treatment under the Code and failing to maintain exemption from the 1940 Act.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid securities exceeds this percentage limitation, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Certain restricted securities may be determined to be liquid pursuant to the Funds’ liquidity risk management program, and will not be counted toward this 15% limit. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.

Other Income-Producing Securities

Each Fund may invest in other types of income producing securities, including:

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

In order to use these investments most effectively, the Manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Each Fund can purchase tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

Defaulted Securities

Each Fund may invest in defaulted securities. A Fund will invest in defaulted securities only when the Manager believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the

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securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although a Fund generally will purchase securities for which the Manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. A Fund will limit holdings of any such securities to amounts that the Manager believes could be readily sold, and holdings of such securities will, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Aquila High Income Fund may from time to time sell short 5- or 10-year U.S. Treasury Obligations for the purpose of shortening the overall duration of its portfolio.

Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that each Fund may use.

Lending of Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which the Manager has determined are creditworthy under guidelines established by the Funds’ Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders’ fees paid to broker-dealers and any other related expenses. Neither Fund engaged in securities lending activity during its most recent fiscal year.

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Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest credit rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Manager will regularly review the financial strength of all parties to repurchase agreements with a Fund.

Under a repurchase agreement, at the time a Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the “Resold Securities.”) The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such transactions being explicitly included in the definition of “lend” in the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the “collateral” is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.

Cash Management and Defensive Investing

Cash Management. Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing. Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations. Although a Fund has the ability to take defensive positions, the Fund’s Manager may choose not to do so for a variety of reasons, even during volatile market conditions.

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Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Supplemental Information Regarding Other Risks

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so. The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as The Bank of New York Mellon, the Funds’ Custodian, and BNY Mellon Investment Servicing (US) Inc., the Funds’ Shareholder Servicing Agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Manager exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at the Manager or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

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If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Portfolio Turnover

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this may indicate greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

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Portfolio turnover will not be a limiting factor should the Manager deem it advisable to purchase or sell securities.

Aquila High Income Fund's annual portfolio turnover rates for the fiscal years ended December 31, 2023 and December 31, 2022 was 34% and 9%, respectively.

Aquila Opportunity Growth Fund's annual portfolio turnover rates for the fiscal years ended December 31, 2023 and December 31, 2022 was 107% and 102%, respectively.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the investment objective of Aquila High Income Fund, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time. Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay

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borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, neither Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Manager regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a

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Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be

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interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.

The Funds have an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls. The Audit Committee held one meeting during the last fiscal year.

The Funds have a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee did not hold any meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the Funds at the Funds’ principal address for the attention of the Chair of the Nominating Committee.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Operational or other failures, including cybersecurity failures, at any one or more of the Funds’ service providers could have a material adverse effect on the Funds and their shareholders.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the

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Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of your Fund’s activities and conduct.

In addition, a Risk Group, consisting of the Chief Compliance Officer, President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the President of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate. Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager, and otherwise enhance the Board of Trustees’ oversight role. The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest in fixed income and/or equity securities and the Board of Trustees uses the financial knowledge of its Trustees as well as their business experience.

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Trustees and Officers

The following material includes information about the Trustees and officers of the Trust.

Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee (3)
Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Independent Trustees
Glenn P. O’Flaherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

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Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Senior Vice President, Spottswood Management, Inc., 2019-present; private investor, 2017-2019; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt; Trustee of various funds in the Aquila Group of Funds since 2006.	2	Formerly Trustee, American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

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Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee or Chair of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc.

(1)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Pedro V. Marcal New York, NY (1966)	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021; Founder and Owner of Maccabee, LLC, 2012 to September 2021; Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. 2018-2019; mutual fund global and international portfolio manager at Fred Alger Management, Inc. 2013-2018; portfolio manager at Allianz Global Investors 1994-2012.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

John P. McPeake New York, NY (1964)	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021; senior analyst at Rosenblatt Securities March 2021 to September 2021; technology, media and telecom analyst at 7Park Data from January 2020 to March 2021; global technology analyst at Foresters Investment Management Co. 2018-2019; global technology portfolio manager at Devi Asset Management 2015-2018; global senior technology analyst at Fred Alger Management 2007-2015.

David M. Schiffman New York, NY (1964)	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021; Chief Investment Officer and Senior Portfolio Manager of The Terra Group 2020 to September 2021; Director of Insurance Investing at Foresters Investment Management Co. 2017- 2019; senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management 2011-2017; risk manager and senior compliance officer at UBS International 2005-2011; director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ 2000-2005; portfolio manager at GRE Insurance Group 1996-1999.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Steven Yang New York, NY (1974)	Assistant Vice President of Aquila Funds Trust since October 2021	Assistant Vice President and Equity/Fixed Income Fundamental Analyst, Aquila Funds Trust since October 2021; Vice President, Industrials Sector Specialist, ICR, Inc.; February 2021 – September, 2021; Industrials & Healthcare Research Analyst, 7Park Data, December 2019 – February 2021; Vice President of Finance, Avara / TriRx Active Pharmaceutical Services, June 2018 – June 2020; Equity Research Analyst, Schroders Investment Management, September 2016 – December 2017; Vice President, Investments, Fred Alger Management Inc., February 2005 – August 2016; Decision Planning Analyst, Stanford University Medical Center, December 2001- January 2005.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Funds Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)      The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)    The term of office of each officer is one year.

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The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	Over 42 years of experience in the financial services industry, 37 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

John M. Burlingame:	Knowledgeable about financial management as an executive of major hotel corporation responsible for all phases of hotel development for Hyatt; knowledgeable about operation and governance of mutual funds as an investment company board member for 17 years.

Gary C. Cornia:	Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 30 years.

Grady Gammage, Jr.:	Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 22 years.

Patricia L. Moss:	Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as an investment company board member for 11 years.

Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 17 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Securities Holdings of the Trustees
(as of 12/31/23)

Following is information regarding the holdings of each Trustee in the Funds. All shares listed as held by a Trustee are Class A Shares unless indicated otherwise.

Name of Trustee	Dollar Range of Ownership in Aquila High Income Fund(1)	Dollar Range of Ownership in Aquila Opportunity Growth Fund(1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds (1)

Interested Trustee

Diana P. Herrmann	E	E	E

Non-interested Trustees

John M. Burlingame	E	E	E
Gary C. Cornia	C	D	E
Grady Gammage, Jr.	E	E	E
Glenn P. O’Flaherty	C	C	E
Patricia L. Moss	C	C	E

(1)	A. None

B. $1-$10,000

C. $10,001-$50,000

D. $50,001-$100,000

E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation

The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager.

For its fiscal year ended December 31, 2023, Aquila High Income Fund paid a total of $123,419 in compensation and reimbursement of expenses to the Trustees. For its fiscal year ended December 31, 2023, Aquila Opportunity Growth Fund paid a total of $149,376 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from Aquila High Income and Aquila Opportunity Growth Fund and the compensation they received during the fiscal year ended December 31, 2023 from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

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Name of Trustees	Compensation as Trustee from Aquila High Income Fund for Fiscal Year Ended December 31, 2023	Compensation as Trustee from Aquila Opportunity Growth Fund for Fiscal Year Ended December 31, 2023	Compensation as Trustee from All Funds in the Aquila Group of Funds for Fiscal Year Ended December 31, 2023	Number of Funds in the Aquila Group of Funds Overseen by Trustee for Fiscal Year Ended December 31, 2023
John M. Burlingame	$30,830.71	$36,705.09	$67,535.81	2
Gary C. Cornia	$19,898.29	$24,388.92	$101,787.22	8
Grady Gammage, Jr.	$20,291.31	$24,914.13	$103,705.45	8
Patricia L. Moss	$20,884.12	$25,523.71	$133,157.84	8
Glenn P. O’Flaherty	$31,002.41	$37,197.63	$221,922.10	9

Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers. (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

Aquila High Income Fund

On March 31, 2024, the following persons held 5% or more of any class of Aquila High Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class

Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	Class A	426,778.822	11.32%
	Class C	35,373.169	30.02%
	Class Y	543,869.077	7.76%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	287,809.944	7.63%
	Class C	22,273.664	18.90%
	Class Y	1,174,181.547	16.75%

Edward D. Jones & Co. For the Exclusive Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A	611,305.067	16.21%
	Class C	7,277.368	6.18%
	Class Y	478,314.495	6.82%

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Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	Class A	253,554.975	6.72%
	Class C	15,781.089	13.39%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	Class A	555,597.575	14.73%
	Class Y	487,686.909	6.96%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class I	25,591.762	36.76%
	Class Y	1,620,810.530	23.12%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C	8,327.051	7.07%
	Class I	6,088.682	8.75%
	Class Y	626,500.338	8.94%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class I	5,984.123	8.60%
	Class I	4,242.829	6.10%

Additional 5% Shareholders

The Funds' management is not aware of any other person beneficially owning more than 5% of any class of Aquila High Income Fund's outstanding shares as of March 31, 2024.

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Management Ownership

As of March 31, 2024, all of the Trustees and officers of the Trust as a group owned approximately 2.6% of the outstanding shares of Aquila High Income Fund.

Aquila Opportunity Growth Fund

On March 31, 2024, the following persons held 5% or more of any class of Aquila Opportunity Growth Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	Class A	182,029.669	13.29%
	Class C	9,458.576	12.98%
	Class Y	147,442.567	13.47%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class I	9,150.042	72.06%

Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	Class A	182,866.944	13.36%
	Class C	20,104.400	27.59%
	Class Y	280,229.451	25.60%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C	7,491.939	10.28%
	Class Y	136,590.049	12.48%

Edward D. Jones & Co. For the Exclusive Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A	134,883.973	9.85%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	99,612.138	7.28%
	Class C	4,415.476	6.06%
	Class Y	124,275.462	11.35%

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Institutional 5% shareholders
Record Holder	Share Class	Number of Shares	Percent of Class

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	Class A	134,883.973	9.85%

J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	Class C	4,526.295	6.21%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class I	688.123	5.42%

UBS WM USA Special Custody Account Exl Ben Customers of UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086	Class Y	60,544.947	5.53%

Additional 5% Shareholders

The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of Aquila Opportunity Growth Fund’s outstanding shares as of March 31, 2024.

Management Ownership

As of March 31, 2024, all of the Trustees and officers of the Trust as a group owned approximately 2.5% of the outstanding shares of Aquila Opportunity Growth Fund.

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Investment Advisory and Other Services

Information about the Manager and the Distributor

Management Fees

Aquila High Income Fund

During the fiscal years listed, Aquila High Income Fund accrued fees to the Manager as follows:

Year	Fee	Waivers
2023	$636,648	$213,578 was waived.
2022	$808,868	$239,652 was waived.
2021	$1,220,436	$0 was waived.

Aquila Opportunity Growth Fund

During the fiscal years listed, Aquila Opportunity Growth Fund accrued fees to the Manager as follows:

Year	Fee	Waivers
2023	$1,095,450	$0 was waived.
2022	$1,405,320	$0 was waived.
2021	$2,024,307	$0 was waived.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY 10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.

The Advisory and Administration Agreement

Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

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(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund; and

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization, affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement approved as provided in Section 15 of the 1940 Act.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) maintain the Fund’s books and records and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

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Each Fund’s Advisory and Administration Agreement provides that the Manager shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a sub-adviser.

Each Fund’s Advisory and Administration Agreement provides that nothing in the agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, members or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement.

Each Fund’s Advisory and Administration Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

Each Fund’s Advisory and Administration Agreement provides that the Manager agrees to maintain, and to preserve for the periods prescribed, such books and records of the Fund as are required by the 1940 Act, the Investment Advisers Act of 1940 (the “Advisers Act”) or by applicable law and regulation, and agrees that all records which it maintains for the Fund shall be the property of the Fund and agrees upon reasonable request to provide to the Fund copies of any and all records it maintains in accordance with the Agreement.

Each Fund’s Advisory and Administration Agreement provides that it is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Nothing in the Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith. Each Fund’s Advisory and Administration Agreement provides that the Fund shall indemnify the Manager to the full extent permitted by the Fund's Declaration of Trust.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

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The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) expenses of portfolio pricing and keeping the Fund’s accounting records including the computation of net asset value per share and the dividends; (v) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (vi) legal and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (ix) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that for Aquila High Income Fund, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.30% above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund’s net assets above $250,000,000 of such net asset value; and provided; however, that for Aquila Opportunity Growth Fund, upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% of such net asset value.

For its services to Aquila High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of each business day at the annual rate of 0.65 of 1% of such net asset value.

For its services to Aquila Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of each business day at the annual rate of 0.90 of 1% of such net asset value on net assets of the Fund up to $100,000,000, 0.85 of 1% on net assets of the Fund above $100,000,000 to $250,000,000 and 0.80 of 1% of the Fund’s net assets above $250,000,000.

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Expense Waiver - Aquila High Income Fund

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses (other than portfolio transaction and other investment related costs, prime broker fees and expenses, interest expense, dividend expenses related to short sales if any, and acquired fund fees and expenses) so that total Fund expenses will not exceed 1.20% for Class A Shares, 1.99% for Class C Shares, 0.95% for Class F Shares, 1.27% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until April 30, 2025.

Sub-Advisory Fees

Aquila High Income Fund

Three Peaks Capital Management, LLC (“Three Peaks”) served as the sub-adviser of Aquila High Income Fund until September 30, 2021. For its services to the Fund, Three Peaks was entitled to receive a fee from the Manager at the annual rates of 0.45 of 1% of the Fund’s net assets up to $100,000,000; 0.40 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund's net assets above $250,000,000. During the fiscal year listed, the Manager accrued sub-advisory fees to Three Peaks as follows:

Year	Fee	Waivers
2021	$618,312	$0 was waived

Aquila Opportunity Growth Fund

Three Peaks served as the sub-adviser of the Fund and the Predecessor Fund from October 14, 2010 until September 30, 2021. For its services to the Fund, Three Peaks was entitled to receive a fee from the Manager at the annual rates of 0.50 of 1% of the Fund’s net assets up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.40 of 1% of the Fund's net assets above $250,000,000. During the fiscal year listed, the Manager accrued sub-advisory fees to Three Peaks as follows:

Year	Fee	Waivers
2021	$839,563	$0 was waived

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Information about the Manager

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds. As of December 31, 2023, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $2.087 billion, of which approximately $1.875 billion consisted of assets of the tax-free municipal bond funds, $94 million in the high-income corporate bond fund and $118 million in the equity fund. AMC’s address is the same as that of the Manager. AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family. Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

Additional Information About the Portfolio Managers

Aquila High Income Fund: The portfolio management team consists of Mr. David Schiffman and Mr. Pedro Marcal, who are responsible for the day-to-day management of the Fund. Mr. Marcal also manages Aquila Opportunity Growth Fund. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.

The portfolio managers are each employed and compensated by the Manager, not the Fund. They receive a fixed salary and bonus. Their compensation is not performance-based. Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are eligible for the Manager’s Profit-Sharing Plan. The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.

Mr. Schiffman owns securities of the Fund in the range of $50,001 - $100,000. Mr. Marcal owns securities of the Fund in the range of $100,001- $500,000.

Aquila Opportunity Growth Fund: The portfolio management team consists of Mr. Pedro Marcal and Mr. John McPeake, who are responsible for the day-to-day management of the Fund. Mr. Marcal also manages Aquila High Income Fund. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.

The portfolio managers are each employed and compensated by the Manager, not the Fund. They receive a fixed salary and bonus. Their compensation is not performance-based. Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are eligible for the Manager’s Profit-Sharing Plan. The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.

Mr. Marcal owns securities of the Fund in the range of $100,001- $500,000. Mr. McPeake owns securities of the Fund in the range of $100,001 - $500,000.

The Manager does not provide investment advisory services to other funds or accounts that have similar investment objectives, securities holdings, and strategies or that could possibly overlap or conflict with those of Aquila High Income Fund or Aquila Opportunity Growth Fund. Therefore, there are in general no situations where either Fund’s investment activities and opportunities may be compromised or limited by the investments of the other accounts. Nonetheless, the Manager recognizes that were it to provide advisory services to such other funds and accounts, conflicting or competing interests could arise. The Manager has, accordingly, adopted policies and procedures designed to address potential conflicts of interest and prevent

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favoring one client over another. Specifically, the Manager is bound to allocate investment opportunities fairly among all such accounts, adhering to its Trade Aggregation and Allocation Policy, which is reasonably designed to treat all client accounts fairly and equitably. The Manager’s Code of Ethics which addresses personal securities transactions, prohibited transactions, prohibitions on trading on the basis of insider information, disclosure of outside business activities, and various preclearance requirements is reasonably designed to identify and monitor potential conflicts of interest.  The Manager’s best execution policy also addresses potential conflicts of interest. It is possible, however, that policies and procedures designed to manage potential conflicts of interest could also limit a Fund’s investment activities and affect its performance.

Underwriting Commissions

Aquila High Income Fund

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila High Income Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2023	$14,698	$2,878
2022	$16,523	$2,457
2021	$10,952	$2,418

Aquila Opportunity Growth Fund

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila Opportunity Growth Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2023	$19,302	$1,930
2022	$37,619	$3,663
2021	$49,412	$5,249

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

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Aquila High Income Fund:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Aquila Opportunity Growth Fund:

Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $50,000	4.25%	3.75%
$50,000 to $99,999	3.75%	3.50%
$100,000 to $249,999	3.25%	3.00%
$250,000 to $499,999	3.00%	2.75%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 or more	None	--

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.

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Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act. Each Fund’s Distribution Plan has five parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), for Aquila High Income Fund, 0.20 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares, and for Aquila Opportunity Growth Fund, 0.30 of 1% of the average annual net assets of a Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of a Fund’s assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or

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redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares.

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“Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

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Part II will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares. A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees. Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in

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designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

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Defensive Provisions (Part IV)

Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.

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Payments Under the Plan

Aquila High Income Fund

During the fiscal year ended December 31, 2023, payments were made under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

Aquila Opportunity Growth Fund

During the fiscal year ended December 31, 2023, payments were made under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients, most of whom are broker-dealers, and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended December 31, 2023, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Aquila High Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$65,836	$3,191	$62,645
Part II	$8,800	$2,962	$5,838
Part III	$805	$0	$805

Aquila Opportunity Growth Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$186,695	$7,306	$179,389
Part II	$25,184	$8,353	$16,831
Part III	$1,053	$0	$1,053

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

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Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

During the fiscal year ended December 31, 2023, $2,933 was paid to the Distributor under Part I of the Plan with respect to Aquila High Income Fund.

During the fiscal year ended December 31, 2023, $8,395 was paid to the Distributor under Part I of the Plan with respect to Aquila Opportunity Growth Fund.

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Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

During the fiscal year ended December 31, 2023, $1,676 was paid to Qualified Recipients under Part II of the Plan with respect to Aquila High Income Fund.

During the fiscal year ended December 31, 2023, $2,392 was paid to Qualified Recipients under Part II of the Plan with respect to Aquila Opportunity Growth Fund.

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General Provisions

While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter. In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Each Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

Each Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While each Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

Each Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 118 Flanders Road, Westborough, Massachusetts 01581.

Each Fund’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Fund’s assets.

Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 performs an annual audit of the Fund’s financial statements.

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Brokerage Allocation and Other Practices

Aquila High Income Fund

During the fiscal years ended December 31, 2023, 2022 and 2021, all transactions in portfolio securities were transacted on a principal basis. No brokerage commissions were paid.

The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund’s securities are contained in the Advisory and Administration Agreement for the Fund. It provides that the Manager shall select such broker/dealers (“dealers”) as shall, in the Manager’s judgment, implement the policy of the Fund to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by the dealer, viewed either in terms of the particular transaction or the Manager’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

Aquila Opportunity Growth Fund

The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2023, 2022 and 2021 were approximately $45,914, $60,873 and $209,571, respectively. Significant changes in brokerage commissions paid by the Fund from year to year have been due to changing asset levels and/or portfolio turnover. During each of the fiscal years ended December 31, 2023, 2022 and 2021, the Fund did not effect brokerage transactions with an affiliated person.

The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund’s securities are contained in the Advisory and Administration Agreement for the Fund. It provides that the Manager shall select broker-dealers (“dealers”) to effect such transactions. In doing so, the Manager will give primary consideration to obtaining "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager is authorized to consider, in selecting broker-dealers to execute Fund portfolio transactions, determining whether a particular broker-dealer will provide best execution and evaluating the terms available for executing the transaction, the commission cost, the broker-dealer’s execution capabilities, reliability, reputation, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of executing the transaction in question and the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) and interpreted by the Securities and Exchange Commission (the “SEC”) and its staff from time to time) provided by such broker-dealer. Accordingly, the Manager need not pay the lowest

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commission available for a particular transaction if the Manager determines in good faith that the amount of commission to be paid to the executing broker-dealer is reasonable in relation to the value of the brokerage and research services (as defined in Exchange Act Section 28(e) and interpreted by the SEC and its staff from time to time) provided by the broker-dealer, viewed either in terms of the particular transaction or the Manager’s overall responsibilities, and the Manager otherwise complies with the requirements of Exchange Act Section 28(e), as interpreted by the SEC and its staff from time to time.

Capital Stock

Each Fund currently offers five classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.00% of the public offering price for Aquila High Income Fund, and 4.25% of the public offering price for Aquila Opportunity Growth Fund, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares for Aquila High Income Fund, and at the rate of 0.30 of 1% of the average annual net assets represented by the Class A Shares for Aquila Opportunity Growth Fund.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares of each Fund are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.

* Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption free or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares. A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund. In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.

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* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee.

As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates are no longer issued.

Each Fund is a series of Aquila Funds Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Funds’ Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Funds are not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Funds, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

The Trustees may establish the number of Trustees, provided that in no case shall the number be less than three. Vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.

The Declaration of Trust provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of the Trust or a series or class of the Trust, (b) with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees, and (d) with respect to any amendment of the Declaration of Trust.

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Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. No shareholder shall have any right to purchase or subscribe for any security of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine. Shareholders shall have no pre-emptive or other right to subscribe to any additional shares or other securities issued by the Trust or the Trustees.

The Declaration of Trust provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the aggregate net asset value of such shares has been reduced by a shareholder to $500 or less upon notice to shareholders.

The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.

The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. In addition, the Trust’s By-Laws provide that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust. The Declaration of Trust requires the Funds to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.

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Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and
(ii)	Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Short-Term Trading

The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

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When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after April 26, 2022 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
	During First Year After Purchase	During 13 to 18 Months After Purchase
$1 million and up to $2.5 million	1%	1%
Over $2.5 million and up to $5 million	0.50 of 1%	0.25 of 1%
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than 18 months.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the holding period will end on the first business day of the 18th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 18 months depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to April 26, 2022 is set forth in the following table:

Value of All Aquila Fund Shares at, Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2
0.50 of 1% on shares redeemed in years 3 & 4

Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1
0.25 of 1% on shares redeemed in year 2
0.0 on shares redeemed in years 3 & 4

Over $5 million	None

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The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.
•	Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$1 million and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50 of 1%
Over $5 million	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Rights of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more with respect to Aquila High Income Fund and $10,000 or more with respect to Aquila Opportunity Growth Fund.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may

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have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.

Class A Shares may be purchased without a sales charge by:

•	current and former Trustees and officers of any funds in the Aquila Group of Funds;
•	the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;
•	broker dealers, their officers and employees and other investment professionals;
•	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
•	certain family members of, and plans for the benefit of, the foregoing; and
•	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.

Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

•	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

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•	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.

The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

Investors may exchange securities acceptable to the Manager for shares of the Funds. The Funds believe such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares. This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

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At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets. The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;
•	participation in the financial advisor’s conferences and meetings;
•	advertising of the Funds’ shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;
•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2022 include: 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Farm Bureau Financial Services, Fidelity / National Financial Services LLC, Hilltop Securities Inc., Independent Wealth Network Inc, Janney Montgomery Scott LLC, JP Morgan, LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC, Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc., Wells Fargo Advisors LLC, and Western International Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

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The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

Systematic Withdrawal Plan (Class A Shares Only)

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares or Class Y Shares.

Under a Systematic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Systematic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Systematic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege (Class A and C Shares Only)

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange

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privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

Each of the funds in the Aquila Group of Funds reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.

To make a telephone exchange, please call 800-437-1000.

Note: Aquila Group of Funds, the Distributor and BNY Mellon Investment Servicing (US) Inc., the Funds’ transfer agent, will not be responsible for any losses resulting from unauthorized telephone transactions if reasonable procedures are followed to verify the identity of the caller. Some or all of the following information may be requested: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. Calls may be recorded. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the transfer agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period. Should any capital loss be realized, no representation is made as to its deductibility.

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Dividends paid by a fund whose shares you receive in an exchange may be taxable to you. You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase. Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month. Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.

“Transfer on Death” Registration (Not Available for Class F, Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration. A TOD Registration Request Form is available on www.aquilafunds.com or through your financial intermediary. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the transfer agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have

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tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.

Computation of Net Asset Value

The net asset value of the shares of each of the Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding. If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Fixed-income securities and certain derivative instruments generally are fair valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuations. Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service (Intercontinental Exchange, f/k/a FT Interactive Data currently serves as the primary service provider) using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. The close of the principal exchanges or other markets on which some of the Fund’s portfolio securities are traded may be later than 4:00 p.m. New York time.

Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value. The Manager has been designated as each Fund’s Valuation Designee, with responsibility for fair valuation subject to oversight by the Trust’s Board of Trustees.

The Manager also monitors information it routinely receives for significant events it believes will affect prices of portfolio instruments held by the Fund. Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager, as each Fund’s Valuation Designee, will use its best judgment to determine a fair value for that portfolio instrument.

As indicated above, the net asset value per share of the Fund’s shares will be determined on each day that the New York Stock Exchange is open. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Purchases and Redemptions of Shares

Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be

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priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Purchases and Redemptions Through Financial Intermediaries

A financial intermediary may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual financial intermediary. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your financial intermediary should provide you with specific information about any processing or service fees you will be charged.

Limitation of Redemptions in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. It may also publicly disclose other portfolio holdings as of a specified date. You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds.com.

In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Funds and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes

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to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Intercontinental Exchange (pricing services and liquidity classification vendor) on a daily basis with no lag;
2.	Innocap (co-liquidity asset classification firm) on a daily basis on a one day lag.
3.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
4.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;
5.	The Bank of New York Mellon (custodian, fund accountant and liquidity classification vendor) on a daily basis with no lag;
6.	The Distributor on a daily basis with no lag;
7.	Investor Tools (portfolio analytics service) on a daily basis with no lag;
8.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end; and
9.	COMPLY (compliance platform) on a daily basis with a two day lag.

Each Fund also currently provides holdings information to Morningstar, Fact Set and Lipper Analytical Services (analysts, rating and tracking entities), and File13f.com (filing service), on a quarterly basis with a 15-day lag.

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Additional Tax Information

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a Fund through an IRA, 401(k) plan or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund and Its Investments

Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated

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as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders and may make it more difficult for a Fund to qualify for treatment as a regulated investment company. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.

The Funds’ investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

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In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, gains on short sales are generally treated as short-term capital gains. A short sale may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

Aquila Opportunity Growth Fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Fund. Foreign taxes paid by Aquila Opportunity Growth Fund will reduce the return from the Fund’s investments.

If more than 50% of the value of Aquila High Income Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. Federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that Aquila High Income Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and the shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if

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any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by Aquila High Income Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

For tax years beginning before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and the Fund might have to distribute such income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

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If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

For U.S. Federal income tax purposes, unused capital loss carryforwards of a Fund may generally be carried forward without limit. Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. As of December 31, 2023, Aquila High Income Fund had capital loss carryforwards of $7,911,835 of which $2,739,894 retains its character of short-term and $5,171,941 retains its character of long-term long term; both have no expiration. As of December 31, 2023, Aquila Opportunity Growth Fund had capital loss carryforwards of $361,672 which retains its character of short-term.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

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Distributions of net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

Dividends and distributions from a Fund and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of computing the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares of a Fund (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Special rules apply to certain dividends paid by Aquila Opportunity Growth Fund to individuals. In particular, certain dividends may be treated as “qualified dividend income”, which is subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment

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trust (a “REIT”) or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by Aquila Opportunity Growth Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

Aquila High Income Fund does not expect that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. That Fund also does not expect any of its distributions to be treated as qualified dividend income.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. Federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and

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capital gains distributions in the applicable Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding. A Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.

Notices. Shareholders of each Fund will receive, if appropriate, various written notices after the close of the applicable Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

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Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to Federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting

Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.

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Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Underwriters

The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Aquila High Income Fund

Payments of the amounts listed below for Aquila High Income Fund for the fiscal year ended December 31, 2023 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$2,878	None	None	None (1)

(1) Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Opportunity Growth Fund

Payments of the amounts listed below for Aquila Opportunity Growth Fund for the fiscal year ended December 31, 2023 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$1,930	None	None	None (1)

(1) Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

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Proxy Voting Policies

The Board of Trustees of the Funds has delegated authority to vote all proxies related to the Funds’ portfolio securities to the Manager, and has approved the Manager’s Proxy Voting Policy for use in voting proxies on behalf of the Fund, if any.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling Aquila Group of Funds toll-free at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov.

Following is the Manager’s Proxy Voting Policy:

Aquila Funds Trust
Aquila Investment Management LLC

Proxy Voting Policy

October 2021

Revised June 2023

The Aquila Funds Trust (“AFT”) Board of Trustees have delegated to Aquila Investment Management LLC (“AIM”), AFT’s investment adviser, the responsibility to vote proxies relating to the portfolio securities of both Aquila Opportunity Growth Fund (“OGF”) and Aquila High Income Fund (“HIF”), portfolios of AFT, pursuant to this Proxy Voting Policy (“Proxy Voting Policy”). No less frequently than annually, AIM will report to the AFT Board on any recommended changes to the Proxy Voting Policy and on the effectiveness of implementation of this Proxy Voting Policy.

INTRODUCTION:

As investment adviser, AIM is responsible for voting proxies with respect to the securities held in accounts of investment companies and, if applicable, other client accounts that have delegated the authority to vote proxies to AIM. AIM serves as investment adviser to portfolios in the equity market as well as in the high yield corporate bond and the municipal markets. AIM currently serves as investment adviser only to 1940 Act mutual funds and does not advise separately managed accounts. OGF routinely holds voting securities in its portfolio while HIF and the municipal bond funds typically do not hold voting securities. Currently voting securities held in the HIF or the Aquila municipal bond funds are limited to money market securities used for cash management purposes.

AIM has established a Proxy Voting Committee (“PVC”) to administer the proxy voting process including: proxy voting notifications, proxy voting research, evaluation of proxy voting recommendations and conflicts of interest (if applicable), formation of proxy voting decisions, casting proxy votes and required recordkeeping, and governance requirements. AIM’s PVC exercises and documents AIM’s responsibility with regard to voting of proxies, including the review and approval of this Proxy Voting Policy and periodic due diligence and appointment of proxy voting advice firms.

The AIM PVC is composed of AIM personnel, including representatives from the Portfolio Management, Portfolio Administration, Fund Administration, and Compliance departments, with input from other relevant departments. AIM’s PVC has the primary responsibility to oversee that voting is consistent with this Proxy Voting Policy and AIM’s operational guidelines for proxy voting. Members of the PVC also conduct research into proxy issues and engage with issuer companies. The PVC has the ultimate responsibility for

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developing and maintaining this Proxy Voting Policy to determine how to vote the shares in a manner that seeks to maximize the long-term value of the issuer.

PHILOSOPHY:

AIM is a fiduciary that owes each of its clients and, in the case of a Fund, the Fund’s shareholders (collectively, the “client(s)”), the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by clients. When AIM has been delegated proxy voting authority for a client, the duty of care requires AIM to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, AIM must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of Fund shareholders. It is AIM’s policy to vote proxies presented to AIM in a timely manner in accordance with these principles.

AIM’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact of the proposal. In many instances, AIM believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing value.

USE OF PROXY VOTING ADVISORS:

To assist AIM’s PVC in its responsibility for voting proxies and the overall administration of the proxy voting process, AIM has retained Institutional Shareholder Services, Inc. (“ISS”) as an expert in the proxy voting and corporate governance area. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. To support AIM’s PVC in efficiently executing its votes, ISS, simultaneous with issuing its voting recommendations, also automatically populates votes based either on ISS Guidelines or AIM’s custom voting guidelines, except for certain ballot items which AIM’s PVC elects to vote manually. AIM’s votes are executed just prior to the vote deadline, which allows AIM’s PVC the opportunity to incorporate changes in ISS voting recommendations or the receipt of additional information from the company or other parties. ISS has processes in place to notify their clients when a company has indicated it will file or has filed a rebuttal to a proxy advisory firm’s voting recommendation. While ISS and AIM must acknowledge the receipt of a rebuttal filing from a company and may, consequently change either the recommendation or the vote, neither party is required to make changes based on the receipt of a rebuttal filing.

PROXY VOTING PRINCIPLES:

AIM’s PVC reviews ISS’s proxy voting guidelines (“ISS Guidelines”) and evaluates them in light of the long-term best interests of shareholders. AIM’s PVC generally utilizes ISS’s guidelines to vote. However, AIM may create custom voting guidelines where its view does not align with ISS guidelines. Furthermore, the AIM PVC may vote differently than ISS’s Guidelines suggest, to the extent they believe it is in the best interest of Fund shareholders. In addition, there may be instances where AIM may determine that voting is not in the best interests of Fund shareholders (typically due to costs or to trading restrictions) and will refrain from submitting votes.

AIM seeks to appropriately manage risk by encouraging transparency and focusing on those corporate governance structures that will help protect or promote shareholder value. Just as the investors in the OGF generally have a long-term investment horizon, AIM takes a long-term, measured approach to investment stewardship and the proxy voting process.

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In general, AIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, AIM’s PVC typically supports a board of directors’ and management’s recommendations on proxy matters. In addition, AIM’s PVC generally will vote proxies in a manner consistent with the proxy voting recommendations of ISS. However, AIM’s PVC does not follow these recommendations (management recommendations and/or ISS recommendations) when it believes doing so would not be in the best interests of Fund shareholders.

It should be noted that the proxy voting guidelines summarized below are only guidelines, not rules, and AIM’s PVC reserves the right in all cases to vote contrary to ISS guidelines where doing so is determined to represent the best economic interests of the respective Fund shareholders.

The following is a summary of AIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements. Although this summary sets forth AIM’s position on a number of topics for which proxies may be issued, it is not meant to include all possible voting events or proxy scenarios.

DIRECTORS AND AUDITORS:

Directors: AIM expects boards to be composed of a majority of independent directors and to be responsive to shareholders. AIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. AIM believes that diversity of background, experience and skills, and personal characteristics (including gender, race, ethnicity and age) meaningfully contribute to a board’s ability to make effective decisions on behalf of shareholders. Factors that may result in a vote against one or more directors include:

•         The board is not majority independent;

•         The board does not have any female directors and has not provided a reasonable explanation for its lack of gender diversity;

•         Non-independent directors serve on the nominating, compensation or audit committees;

•         Director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards;

•         Directors approved executive compensation schemes that appear to be misaligned with shareholders’ interests; or

•         Director recently acted in a manner inconsistent with this Proxy Voting Policy or failed to be responsive to the concerns of shareholders.

Contested Director Elections: Directors are sometimes forced to compete against outside nominees proposed by a dissident shareholder (or group of shareholders). AIM’s PVC evaluates these situations on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. AIM’s PVC considers numerous factors when making its voting decision, including but not limited to, the qualifications of director nominees, long-term company performance compared to peers, and the dissident’s and management’s strategic plans for driving improvements.

Auditors: AIM typically supports the ratification of auditors unless AIM’s PVC believes that the auditors’ independence may have been compromised. Factors that may result in a vote against the ratification of auditors include:

•         Audit-related fees are less than half of the total fees paid by the company to the audit firm;

•         A recent material restatement of annual financial statements; or

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•         A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness.

BOARD MATTERS:

Classified Boards: AIM’s PVC generally defers to management’s recommendation for classified board proposals unless AIM’s PVC has particular concerns regarding the board’s accountability or responsiveness to shareholders. Factors that may result in a vote supporting a shareholder proposal to de-classify a board include:

•         The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings;

•         The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting;

•         The company had material financial statement restatements; or,

•         The company’s board adopted a Shareholder Rights Plan (a defensive tactic used by a company’s board to fight a hostile takeover, commonly referred to as a Poison Pill) during the past year and did not submit it to shareholders for approval.

Majority Voting: AIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

AIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, AIM’s PVC will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

Proxy Access: AIM typically does not support proxy access proposals unless AIM’s PVC has particular concerns regarding the board’s accountability or responsiveness to shareholders. Factors that may result in a vote supporting proxy access include:

•         The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings;

•         The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting;

•         The company had material financial statement restatements; or

•         The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval.

Independent Chair: AIM believes that the board is typically best positioned to determine its leadership structure. Therefore, AIM’s PVC will typically not support proposals requiring an independent chair unless AIM’s PVC has concerns regarding the board’s accountability or responsiveness to shareholders. Factors that may result in a vote supporting a shareholder proposal requiring an independent chair include:

•         The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings;

•         The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting;

•         The company had material financial statement restatements; or

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•         The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval.

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COMPENSATION:

Executive Compensation: AIM generally supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while AIM does not want to micromanage a company’s compensation programs, AIM may place limits on the potential dilution these plans may impose. AIM generally supports advisory votes on executive compensation when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features. Factors that may result in a vote against a company’s Executive Compensation proposals include:

•         Executive compensation is out of line with industry peers considering the company’s performance over time;

•         Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk; or

•         Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes.

Equity Compensation Plans: AIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features. Factors that may result in a vote against Equity Compensation Plans include:

•         Plan’s total potential dilution appears excessive;

•         Plan’s burn rate appears excessive compared to industry peers;

•         Plan allows for the re-pricing of options without shareholder approval; or

•         Plan has an evergreen feature.

OTHER VOTING MATTERS:

Changes in Capital Structure: Changes in a company’s corporate charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AIM’s PVC will generally cast its vote in accordance with management’s recommendation on such proposals. However, AIM’s PVC will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of a company or that might have a material economic impact on the company. AIM’s PVC will generally vote on the issues impacting a company’s capital structure on a case-by-case basis, including:

•         Mergers and acquisitions;

•         Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, and conversions to holding companies;

•         Debt restructurings;

•         Conversion of securities;

•         Issuance of shares to facilitate a merger;

•         Private placements, warrants, and convertible debentures; and,

•         Proposals requiring management to inform shareholders of merger opportunities

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AIM believes that proxy votes are an extension of the investment decision-making process. To assess shareholder value associated with the proposed restructuring, AIM’s PVC will analyze such proposals on a case-by-case basis, weighing heavily on the views of the research analysts covering the company and the investment professionals managing the portfolio.

Investment Companies: The AFT portfolios may invest in shares of registered investment companies (including open-end and exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

AIM’s PVC will vote for:

•         Establishment of new classes or series of shares; and,

•         Establishment of a master-feeder structure.

AIM ‘s PVC will vote on a case-by-case basis on:

•         Changes in investment policy -- AIM’s PVC will normally support changes that do not affect the investment objective or overall risk level of the fund;

•         Approval of new or amended advisory contracts;

•         Changes from closed-end to open-end format;

•         Election of a greater number of independent directors; and,

•         Disposition of assets, termination, liquidation, or mergers.

Environmental and Social Issues: AIM believes that environmental and social issues may influence corporate performance and economic return. By analyzing all of a company’s risks and opportunities, AIM’s PVC can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. AIM’s PVC considers each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

AIM supports proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. AIM’s PVC may abstain or vote no on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly. AIM’s PVC may also abstain from voting on environmental or social proposals that do not have a readily determinable financial impact on shareholder value.

Conflicts of Interest: AIM recognizes that in certain circumstances a conflict of interest may arise when it votes a proxy.

A conflict of interest occurs when an Adviser’s interests interfere, or appear to interfere, with the interests of Fund shareholders.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of the Adviser; or,
•	A person with whom the Adviser (or any of its affiliates) has an existing, material contract or business relationships.

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Any member of the PVC and any other individual involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the PVC Chair and the Chief Compliance Officer of the Adviser and the Funds. If any individual is lobbied or pressured with respect to any voting decision, he or she should contact a member of the PVC or AIM’s Chief Compliance Officer. The PVC will review each item referred to AIM by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon.

If the PVC perceives a material conflict of interest, the PVC will take such actions (in good faith and in consultation with Fund counsel) that would protect the interests of Fund shareholders.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the PVC Chair.

The PVC will review periodically the independence of ISS. This may include a review of ISS’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies: Although it is AIM’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the PVC does not vote a proxy referred to it. For example, if the cost of voting a foreign security outweighs the benefit of voting, the PVC may not vote the proxy. Other examples include:

•         The PVC may not be given enough time to process a vote, perhaps because it receives a meeting notice too late in the process;

•         If the Adviser has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale transaction; or,

•         Although AIM may hold shares on a company’s record date, if the shares are sold prior to the meeting date, the PVC may decide not to vote those shares.

Proxy Voting Records, Form N-PX and Public Disclosure: In cases where votes may require additional analysis, the PVC Chair or his or her designee may document the reasoning for the vote using the ISS Proxy Exchange voting platform and supplement the respective Fund’s voting records. AIM will rely on the Securities and Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation. AIM’s PVC will make all required Form N-PX filings with the SEC on behalf of AFT and will post AFT’s Proxy Voting Policy and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

New SEC Rule 14Ad-1 Requirements:

In November 2022, the SEC adopted rule and form amendments to:

•         Enhance the information registered funds currently report on Form N-PX about their proxy votes; and

•         Require institutional investment managers to report on Form N-PX how they voted proxies relating to certain executive compensation matters, or “say-on-pay” votes, as required by the Dodd-Frank Act.

Amendments to Form N-PX and Say-on-Pay Vote Disclosure will require Funds to categorize their votes so that investors can focus on the topics they find most important. The amendments include categories for votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others.

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Quantitative Disclosure and Securities Lending The amendments will require funds to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund. Together, this information will improve the transparency of fund voting records and enable investors to more effectively monitor their funds’ involvement in the governance activities of their investments, including providing context for understanding how securities lending activities affect voting practices.

Structured Data Language and Standardized Reporting Format: The amendments will require funds to file their reports using an XML structured data language, which will make the data easier to analyze. The form amendments also standardize the order of disclosure requirements on Form N-PX and require that each fund— including each series of a multi-series trust—present its complete voting record separately.

Say-on-Pay Vote Disclosure for Institutional Investment Managers New rule 14Ad-1 will require managers to report annually on Form N-PX each say-on-pay vote over which the manager exercised voting power. The rule requires a manager to report say-on-pay votes when it uses voting power to influence a voting decision with respect to a security. It also requires additional disclosure to allow identification of a given manager’s full say-on-pay voting record.

Additional Information: The rule and form amendments will be effective for individual proxy votes cast on or after July 1, 2023, with the first Form N-PX filings (subject to the above referenced Form N-PX Disclosures) due in August 2024. In response to SEC Rule 14Ad-1, ISS is in the process of modifying their proxy voting advice to incorporate additional evaluation of say on play considerations into their overall proxy voting recommendations. In addition, ISS is in the process of systems programing to modify their proxy voting data capture in order to capture all necessary data elements with which to compile the enhanced disclosure obligations referenced above.

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.
2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3	Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction
4	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
5	Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

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Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

6	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
7	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A-2

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1-Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2- Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3- Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk

A-3

Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n   Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n   Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n   Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n   Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

A-4

Ba.n   Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n   Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n   Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n   Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n   Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

A-5

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

A-6

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3-Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA   An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA   An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A   An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB   An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

A-7

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB   An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B   An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC   An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC   An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

A-8

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

A-9

Description of Fitch Ratings’ Corporate Finance Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).

A-10

For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

A-11

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•	the formal announcement by the issuer or their agent of a distressed debt exchange;
•	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

•	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

A-12

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality.

“AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default appears imminent or inevitable.

A-13

D: Default.

Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A-14

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

A-15

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch's rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

8	A long-term rating can also be used to rate an issuer with short maturity.

A-16

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

A-17

AQUILA FUNDS TRUST

PART C: OTHER INFORMATION

ITEM 28 Exhibits

(a)	(i)	Amended and Restated Declaration of Trust (xii)

(a)	(ii)	Schedule B to Amended & Restated Declaration of Trust (xv)

(b)		Amended and Restated By-Laws (xix)

(c)		See Amended and Restated Declaration of Trust and Amended and Restated By-laws filed under Items 28(a)(i), 28(a)(ii) and 28(b)

(d)	(i)	Advisory and Administration Agreement - Aquila High Income Fund (v)

	(ii)	Advisory and Administration Agreement - Aquila Opportunity Growth Fund (xii)

	(iii)	Investment Advisory Fee Waiver Agreement – Aquila High Income Fund (xx)

(e)	(i)	Distribution Agreement - Aquila High Income Fund (i)

	(ii)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila High Income Fund (i)

	(iii)	Sales Agreement for Brokerage Firms) (i)

	(iv)	Sales Agreement for Financial Institutions) (i)

	(v)	Shareholder Services Agreement - Aquila High Income Fund (i)

	(vi)	Distribution Agreement - Aquila Opportunity Growth Fund (xii)

	(vii)	Shareholder Services Agreement - Aquila Opportunity Growth Fund (xii)

(f)		Not applicable

(g)	(i)	Custody Agreement (xiv)

(h)	(i)	Transfer Agency and Shareholder Services Agreement (xvi)

	(ii)	Fund Accounting Agreement (xiv)

(i)		Opinion of Counsel (x)

(j)		Consent of Independent Registered Public Accounting Firm (xx)

(k)		Not applicable

(l)		Not applicable

(m)	(i)	Distribution Plan - Aquila High Income Fund (xviii)

	(ii)	Shareholder Services Plan - Aquila High Income Fund (i)

	(iii)	Distribution Plan - Aquila Opportunity Growth Fund (xviii)

	(iv)	Shareholder Services Plan - Aquila Opportunity Growth Fund (ix)

(n)	(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila High Income Fund (xviii)

	(ii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Opportunity Growth Fund (xviii)

(o)		Reserved

(p)	(i)	Code of Ethics of the Trust (ii)

	(ii)	Code of Ethics of the Manager (vi)

N/A		Powers of Attorney (vii), (viii) and (xvii)

(i)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 19 dated May 31, 2006 and incorporated herein by reference.

(ii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated April 30, 2007 and incorporated herein by reference.

(iii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 21 dated April 29, 2008 and incorporated herein by reference.

(iv)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 22 dated April 29, 2009 and incorporated herein by reference.

(v)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 23 dated April 30, 2010 and incorporated herein by reference.

(vi)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 24 dated April 28, 2011 and incorporated herein by reference.

(vii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 26 dated April 24, 2012 and incorporated herein by reference.

(viii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 28 dated April 18, 2013 and incorporated herein by reference.

(ix)		Filed as an exhibit to Registrant's Registration Statement on Form N-14 dated April 22, 2013 and incorporated herein by reference.

(x)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 33 dated September 30, 2013 and incorporated herein by reference.

(xi)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 35 dated February 18, 2014 and incorporated herein by reference.

(xii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 36 dated April 24, 2014 and incorporated herein by reference.

(xiii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 38 dated April 23, 2015 and incorporated herein by reference.

(xiv)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 40 dated April 22, 2016 and incorporated herein by reference.

(xv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 45 dated March 31, 2017 and incorporated herein by reference.

(xvi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 47 dated April 24, 2018 and incorporated herein by reference.

(xvii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 49 dated April 24, 2019 and incorporated herein by reference.

(xviii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 51 dated April 24, 2020 and incorporated herein by reference.

(xix)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 53 dated April 23, 2021 and incorporated herein by reference.

(xx)	Filed herewith.

ITEM 29. Persons Controlled By Or Under Common Control With Registrant

None.

ITEM 30. Indemnification

Article IX of Registrant’s Amended and Restated Declaration of Trust, filed herewith, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business & Other Connections of Investment Adviser

The business and other connections of Aquila Investment Management LLC, the Funds’ Investment Adviser and Administrator are set forth in the prospectus (Part A). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 32. Principal Underwriters

(a)           Aquila Distributors LLC serves as principal underwriter to the following Funds: Aquila Opportunity Growth Fund, Aquila High Income Fund, Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax- Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Trust of Oregon.

(b)           For information about the directors and officers of Aquila Distributors LLC, reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)           Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

If requested to do so by the holders of 10% of the Fund’s outstanding shares, the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

The Registrant undertakes to provide to any person to whom the Prospectus is delivered a copy of its most recent annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of April, 2024.

AQUILA FUNDS TRUST
(Registrant)

By:	/s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 15, 2024.

SIGNATURE	TITLE

/s/ Diana P. Herrmann
Diana P. Herrmann	Trustee, Vice Chair of the Board and President

/s/ John M. Burlingame *
John M. Burlingame	Trustee

/s/ Gary C. Cornia *
Gary C. Cornia	Trustee

/s/ Grady Gammage, Jr. *
Grady Gammage, Jr.	Trustee

/s/ Patricia L. Moss *
Patricia L. Moss	Trustee

/s/ Glenn P. O’Flaherty *
Glenn P. O’Flaherty	Chair of the Board of Trustees

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:	/s/ Diana P. Herrmann
Diana P. Herrmann
*Attorney-in-Fact, pursuant to Power of Attorney

AQUILA FUNDS TRUST

Exhibit List

(d)	(iii)	Investment Advisory Fee Waiver Agreement – Aquila High Income Fund

(j)		Consent of Independent Registered Public Accounting Firm